UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 4, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, MA 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On July 4, 2007, the Audit Committee (the “Audit Committee”) of the Board of Directors of Medical Solutions Management Inc. (the “Registrant”) approved the dismissal of Michael F. Cronin, Certified Public Accountant (“Cronin”) as the Registrant’s independent auditors, effective as of July 4, 2007. The decision was affirmed by the Board of Directors of the Registrant on July 10, 2007.

The audit reports of Cronin on the Registrant’s financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the statement that the financial statements of the Company for the fiscal years ended December 31, 2006 and 2005 contain conditions that raise substantial doubt about the Registrant’s ability to continue as a going concern.

During the fiscal years ended December 31, 2006 and 2005 and through July 4, 2007, there were (1) no disagreements with Cronin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cronin, would have caused Cronin to make reference to the subject matter of the disagreement in connection with its reports on the Registrant’s financial statements for such periods, and (2) no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

The Registrant has provided Cronin with a copy of this Curret Report on Form 8-K and requested that Cronin furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A letter from Cronin, dated as of July 9, 2007 regarding his concurrence with these statements, is attached hereto as Exhibit 16.1.

(b) On July 4, 2007, the Audit Committee of the Registrant appointed Wolf & Company, P.C. (“Wolf & Co.”) as the Registrant’s new independent registered public accounting firm beginning with the second quarter of the fiscal year ending December 31, 2007. During the two most recent fiscal years and through July 4, 2007, the Registrant did not consult with Wolf & Co. regarding either (1) the application of accounting principles to any specific completed or proposed transaction, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements or (3) any matters or reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Item 5.02.	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers;

John Graves, Vice President of Operations, resigned from his position with the Registrant effective as of July 6, 2007.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
16.1	Letter from Michael F. Cronin, CPA, to the Securities and Exchange Commission dated July 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Kenneth Fischer
Kenneth Fischer
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Michael F. Cronin, CPA, to the Securities and Exchange Commission dated July 9, 2007